Recent photo of Archer’s manufacturing facility in Covington, Georgia Archer Announces Third Quarter 2024 Results, Demonstrating Manufacturing, Certification and Commercial Launch Momentum ● Manufacturing facility set for completion in the coming weeks, focus going into 2025 is on building piloted, type-design aircraft for use in testing and early commercial deployment ● Nearing completion of Phase 3 of the FAA’s type certification process while continuing to rapidly advance Phase 4, the final phase to secure type certification ● Established a consortium led by the Abu Dhabi Investment Office (ADIO) to launch commercial air taxi services in the UAE as early as Q4’25 ● Signed partnership with Japan Airlines and Sumitomo Corporation’s joint venture, Soracle, with a planned order of up to $500M of Midnight aircraft, bringing Archer’s indicative order book to $6B+*

SANTA CLARA, CA, Nov 7, 2024 - Archer Aviation Inc. (“Archer” or the “Company”) (NYSE: ACHR) today announced operating and financial results for the third quarter ended September 30, 2024. The Company issued a shareholder letter (LINK) discussing those results, as well as its fourth quarter 2024 estimates. Commenting on third quarter 2024 results, Adam Goldstein, Archer’s founder and CEO said: “Over the past six years, we have established the foundation to allow Archer to seamlessly transition from concept to commercialization. As we enter the final stretch of bringing Midnight to market, our strategy is paying off in the form of strong certification progress, the eVTOL industry's most mature scalable manufacturing facility in the U.S. and launch plans that are solidifying in the U.S and abroad. We believe we are in the strongest position in the industry to lead the transition to commercialization." Webcast & Conference Call Details Archer will be conducting its earnings conference call at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. You can access a live webcast on our investor relations website at investors.archer.com or the conference call by dialing 404-975-4839 (domestic) or +1 833-470-1428 (international) and entering the access code 286379. A replay of the webcast will be available on our investor relations website. In addition, a telephonic replay of the conference call will be accessible for one week following the call by dialing 866-813-9403 (domestic) or +44 204-525-0658 (international), and entering the access code 205749. Third Quarter Highlights Building Production Aircraft With its high-volume manufacturing facility set for completion in the coming weeks, Archer’s focus going into 2025 is on building piloted, type-design aircraft for use in testing and early commercial deployment. Archer plans to load in manufacturing equipment over the coming months so that production can begin at this facility in early 2025 with the goal to ramp to a rate of two aircraft per month by the end of the year. This facility was completed on time and on budget—in just over 18 months at a cost of ~$65M. Certification Momentum Since the FAA finalized Midnight’s airworthiness criteria in May, Archer is now nearing completion of Phase 3 of the FAA’s 4-phase type certification process while continuing to rapidly advance through Phase 4, the final phase to secure type certification. Additionally, the FAA has now released the powered-lift Special Federal Aviation Regulation (SFAR), putting the key piece of the regulatory puzzle in place to allow Archer and the rest of the industry to firm up plans for safely commercializing eVTOL in the U.S. The SFAR incorporates feedback from across the industry and aligns strongly with Archer’s commercial operations plans and Midnight’s capabilities. Commercial Launch Progress United Arab Emirates. This quarter, Archer established a consortium led by the Abu Dhabi Investment Office (ADIO) to launch commercial air taxi services in the UAE as early as Q4 2025. Through this consortium, Archer has made significant progress in establishing the regulatory pathway, infrastructure and flight operations plans necessary to enable market entry. Japan. In September, Archer entered into an agreement with Japan Airlines and Sumitomo Corporation’s joint venture, Soracle, that includes a planned purchase of up to $500M of aircraft with the goal of bringing air taxi services to some of the most congested cities in Japan. This agreement includes pre-delivery payments based on certain milestones in advance of aircraft delivery. Archer and Soracle will work closely with the Japanese Civil Aviation Bureau to obtain the necessary permissions and certifications. With this planned purchase, Archer’s indicative order book is now $6B+.* Liquidity Position Archer completed the quarter with over $500M of cash and cash equivalents—a position as strong as it has been over the last 18 months. Furthermore, quarterly spend in Q3 2024 remained nearly flat as compared to the prior quarter. Lastly, earlier this week Archer announced that it is now seeking shareholder approval for up to ~$400M of additional capital from Stellantis to help scale the manufacturing of its Midnight aircraft.** *Orders under the order book remain conditional, subject to the execution of further definitive agreements with each customer and the satisfaction of certain conditions. Order values represent the Company’s estimate based on an indicative $5M per aircraft price. This is only a prediction and actual results may differ materially due to a variety of factors. **The key terms of the contract manufacturing relationship with Stellantis are based on a memorandum of understanding that contemplates the parties to enter into future definitive agreements related thereto.

Third Quarter 2024 Financial Results Q3 2024 (GAAP) Q3 20241 (Non-GAAP) Total Operating Expenses $ 122.1M $ 96.8M Net Loss $ (115.3M) NA Adjusted EBITDA NA $ (93.5M) Cash and Cash Equivalents $ 501.7M NA 1. A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided below in the section titled “Reconciliation of Selected GAAP To Non-GAAP Results for Q3 2024.” Fourth Quarter 2024 Financial Estimates Archer’s financial estimates for fourth quarter of 2024 are as follows: ● Non-GAAP total operating expenses of $95M to $110M We have not reconciled our non-GAAP total operating expense estimates because certain items that impact non-GAAP total operating expense are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of our common stock and other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2024 will have a significant impact on our future GAAP financials. Accordingly, a reconciliation of non-GAAP total operating expenses is not available without unreasonable effort.

About Archer Archer is a leader in the electrification of aviation. We are designing and developing the key enabling technologies and aircraft that are necessary to power the next great transportation revolution. Our goal is for our proprietary technology to deliver unprecedented connectivity to the people and places across the most congested cities in the world. To learn more, visit www.archer.com. For Investors investors@archer.com For Media The Brand Amp Archer@TheBrandAmp.com Source: Archer Text: ArcherIR Forward-Looking Statements This press release contains forward-looking statements regarding Archer’s future business plans and expectations, including statements regarding our expected financial results for the fourth quarter of 2024, our business strategy and plans, aircraft performance, the design and target specifications of our aircraft, the pace at which we intend to design, develop, certify, conduct test flights, manufacture and commercialize our planned eVTOL aircraft, business opportunities, the production timeline, ramp-up and production volume of our manufacturing facilities, indicative orders for aircraft in agreements with third-parties, and our ability to enter into definitive agreements with Stellantis relating to the contract manufacturing relationship and the terms of any such agreements. In addition, this press release refers to signed agreements with third parties on certain key terms which are conditioned on the future execution by the parties of additional binding definitive agreements incorporating those terms, which definitive agreements may not be completed or may contain different terms. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors. The risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, which are or will be available on our investor relations website at investors.archer.com and on the SEC website at www.sec.gov. In addition, please note that any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date of this press release. We undertake no obligation to update these statements as a result of new information or future events.

Reconciliation of Selected GAAP To Non-GAAP Results for Q3 2024 Reconciliation of Total Operating Expenses (in millions; unaudited): A reconciliation of total operating expenses to non-GAAP total operating expenses for the three months ended September 30, 2024 is set forth below. Three Months Ended September 30, 2024 Total operating expenses $ 122.1 Adjusted to exclude the following: Stellantis warrant expense (1) (2.0) Stock-based compensation (2) (21.4) Technology and dispute resolution agreements (3) (1.7) General and administrative warrant expense (0.2) Non-GAAP total operating expenses $ 96.8 (1) Amount includes non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company. (2)Amounts include stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination. (3) Amounts reflect charges related to the technology and dispute resolution agreements (the “Boeing Wisk Agreements”) reached on August 10, 2023, between us, Wisk Aero LLC and the Boeing Company.

Reconciliation of Adjusted EBITDA (in millions; unaudited): A reconciliation of net loss to Adjusted EBITDA for the three months ended September 30, 2024 is set forth below. Three Months Ended September 30, 2024 Net loss $ (115.3) Adjusted to exclude the following: Other (income) expense, net (1) (1.4) Interest income, net (5.5) Income tax expense 0.1 Depreciation and amortization expense 3.3 Stellantis warrant expense (2) 2.0 Stock-based compensation (3) 21.4 Technology and dispute resolution agreements (4) 1.7 General and administrative warrant expense 0.2 Adjusted EBITDA $ (93.5) (1) Amount includes changes in fair value of the public and private warrants, which are classified as warrant liabilities, and gain on share issuance. (2)Amount includes non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company. (3) Amount includes stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination. (4) Amounts reflect charges relating to the Boeing Wisk Agreements.

Non-GAAP Financial Measures To supplement our condensed consolidated financial results prepared in accordance with GAAP, we use a number of non-GAAP financial measures to help us in analyzing and assessing our overall business performance, for making operating decisions and for forecasting and planning future periods. We consider the use of non-GAAP financial measures helpful in assessing our current financial performance, ongoing operations and prospects for the future as well as understanding financial and business trends relating to our financial condition and results of operations. While we use non-GAAP financial measures as a tool to enhance our understanding of certain aspects of our financial performance and to provide incremental insight into the underlying factors and trends affecting our performance, we do not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, we believe that disclosing non-GAAP financial measures to the readers of our financial statements provides useful supplemental data that, while not a substitute for GAAP financial measures, can offer insight in the review of our financial and operational performance and enables investors to more fully understand trends in our current and future performance. In assessing our business during the quarter ended September 30, 2024, we excluded items in the following general categories from one or more of our non-GAAP financial measures, certain of which are described below: Stock-Based Compensation Expense: We believe that providing non-GAAP measures excluding stock-based compensation expense, in addition to the GAAP measures, allows for better comparability of our financial results from period to period. We prepare and maintain our budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Further, companies use a variety of types of equity awards as well as a variety of methodologies, assumptions and estimates to determine stock-based compensation expense. We believe that excluding stock-based compensation expenses enhances our ability and the ability of investors to understand the impact of non-cash stock-based compensation on our operating results and to compare our results against the results of other companies. Warrant Expense and Gains or Losses from Revaluation of Warrants: Expense from our common stock warrants issued to Stellantis and vendors, which is recurring (but non-cash) and gains or losses from change in fair value of public and private warrants from revaluation will be reflected in our financial results for the foreseeable future. We exclude warrant expense and gains or losses from change in fair value for similar reasons to our stock-based compensation expense. Technology and Dispute Resolution Agreements: Amounts reflect charges relating to the Boeing Wisk Agreements.

Each of the non-GAAP financial measures presented in this release should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP and are presented for supplemental informational purposes only. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and may be reflected in our financial results for the foreseeable future. In addition, the non-GAAP measures we use may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information in the reconciliation included in this release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, we evaluate the non-GAAP financial measures together with the most directly comparable GAAP financial information. Investors are encouraged to review the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measures included in this release. ###